SECURITIES AND EXCHANGE COMMISSION
                      Washington, StateD.C. PostalCode20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 11, 2007


                          GLOBETECH ENVIRONMENTAL, INC.
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               (Exact name of registrant as specified in Charter)


    Nevada                      0-27737               77-0454856
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(State or other
 jurisdiction of           (Commission             IRS Employer Identification
incorporation or               File No.)                        No.
organization)


                          #700-300 South Fourth Street
                             Las Vegas, Nevada 89101
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                              (Address of Principal
                          Executive Offices)(Zip Code)


                                 (403) 261-2929
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

On January 11, 2007, Globetech Environmental, Inc. ("Globetech") entered into an amendment (the January 11, 2007 Amendment") to its March 17, 2006 agreement (the "Purchase Agreement") with Hans-Eberhardt Frenzel ("Frenzel"), Helmut Goldner ("Goldner"), Goldner Umwelt & Hygienetechnik GmbH ("GUH"), and Logmed Technologie GmbH ("Logmed Technologie")(collectively, Frenzel, Goldner, GUH and Logmed Technologie are referred to as the "Sellers") pursuant to which Globetech purchased certain assets of the Sellers.

Pursuant to the January 11, 2007 Amendment, Globetech and Goldner and GUH (Goldner and GUH are referred to as the "Goldner Parties") agreed to modify the payment terms under the Purchase Agreement to provide for an extended payout of amounts originally scheduled to be paid by December 31, 2006. Pursuant to the terms of the original Purchase Agreement, a total of 500,000 Euro was due and payable to the Goldner Parties by December 31, 2006. Pursuant to the January 11, 2007 Amendment, the scheduled payment dates for the amounts originally due to the Goldner Parties on December 31, 2006 have been revised to provide for a series of instalment payments as follows:

o        50,000 Euro is due January 17, 2007;

o        65,000 Euro is due January 31, 2007;

o        100,000 Euro is due February 28, 2007;

o        100,000 Euro is due March 31, 2007;

o        66,668 Euro cash and 18,332 Euro is due in shares on August 31, 2007 ;
         and

o        100,000 Euro is due September 30, 2007.

All such instalments shall bear interest at 8% per annum.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GLOBETECH ENVIRONMENTAL, INC.

Dated:  January 15, 2007                               /s/ Theodor Hennig
                                          By:        _______________________
                                                          Theodor Hennig
                                                     Chief Financial Officer